EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ESG Inc. (the “Company”) for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned President and Chief Executive Officer of the Company, certify, to the best knowledge and belief, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Zhi Yang
Zhi Yang
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 30, 2026